Item 5.         Other Events.

Attached is the Company's January 25, 1994 press release, which has been labelled as Exhibit A and incorporated herein by this reference.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                    VULCAN MATERIALS COMPANY
                                            (registrant)



                                    By:      /s/ William F. Denson, III
                                    Name:    William F. Denson, III
                                    Title:   Vice President, Law and Secretary



January 25, 1994